                                                                      EXHIBIT 24
                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of October, 1999.


                                             /s/ George David
                                             ---------------------------------
                                             George David

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of October, 1999.


                                             /s/ Antonia Handler Chayes
                                             ---------------------------------
                                             Antonia Handler Chayes

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of October, 1999.


                                             /s/ Jean-Pierre Garnier
                                             ---------------------------------
                                             Jean-Pierre Garnier

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of October, 1999.


                                             /s/ Karl J. Krapek
                                             ---------------------------------
                                             Karl J. Krapek

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of October, 1999.


                                             /s/ Charles R. Lee
                                             ---------------------------------
                                             Charles R. Lee

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determinedat the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of October, 1999.


                                             /s/ Richard D. McCormick
                                             ---------------------------------
                                             Richard D. McCormick

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of October, 1999.


                                             /s/ William J. Perry
                                             ---------------------------------
                                             William J. Perry

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of October, 1999.


                                             /s/ Frank P. Popoff
                                             ---------------------------------
                                             Frank P. Popoff

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices, and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of October, 1999.


                                             /s/ Andre Villeneuve
                                             ---------------------------------
                                             Andre Villeneuve

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $1,000,000,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of October, 1999.


                                             /s/ Harold A. Wagner
                                             ---------------------------------
                                             Harold A. Wagner